Exhibit 99.1

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this “Agreement”), dated September 30, 2014, is by and among News Corporation, a Delaware corporation (“Acquiror”), Magpie Merger Sub, Inc., a Delaware corporation and a subsidiary of Acquiror (“Merger Sub”), Move, Inc., a Delaware corporation (the “Company”), RealSelect, Inc., a Delaware corporation and subsidiary of the Company (“RealSelect”), the National Association of Realtors®, an Illinois not-for-profit corporation (“NAR”), and Realtors® Information Network, Inc., an Illinois corporation (“RIN”) (NAR and RIN, collectively, the “NAR Parties”).

WHEREAS, concurrently with entering into this Agreement, Acquiror, Merger Sub and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which is attached hereto as Exhibit A and provides, among other things, for Merger Sub to commence a tender offer for all of the issued and outstanding Common Stock (as defined below) of the Company (the “Offer”) and the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement);

WHEREAS, RIN and RealSelect are parties to that certain Operating Agreement, dated as of November 26, 1996, as amended from time to time (the “Operating Agreement”);

WHEREAS, the NAR Parties are parties to certain contracts, letters, consents, agreements and acknowledgements with the Company and/or its Affiliates including, without limitation, those contracts, letters, consents, agreements and acknowledgements listed on Schedule II hereto (whether or not listed on Schedule II, collectively, the “Related Agreements”, and the Operating Agreement and Related Agreements, collectively, the “Subject Agreements”);

WHEREAS, in connection with the Merger Agreement, it is anticipated that (i) a “change in control” of the Company, as defined in Section 7.2(e) of the Operating Agreement, will occur at the Acceptance Time if all conditions to the Offer are satisfied, including the Minimum Condition, (ii) immediately prior to the Effective Time, the Series A Preferred Shares held by NAR will be redeemed by the Company, (iii) upon the consummation of such redemption, NAR will no longer have the right to appoint a member of the board of directors of the Company, and (iv) effective as of the Effective Time, the current member of the board of directors of the Company elected by NAR shall have resigned such position and shall have been replaced in accordance with the terms of the Merger Agreement; and

WHEREAS, as a condition to the willingness of Acquiror and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, the NAR Parties have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Representations and Warranties of the NAR Parties. Each NAR Party hereby represents and warrants to the Company, RealSelect, Acquiror and Merger Sub, severally and not jointly, and solely as to itself, as follows:

(a) Such NAR Party is a corporation validly existing and in good standing under the laws of the jurisdiction in which it is incorporated.

(b) Such NAR Party has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by such NAR Party of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of such NAR Party. This Agreement has been duly and validly executed and delivered by such NAR Party and constitutes a valid and binding obligation of such NAR Party enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Agreement by such NAR Party nor the consummation by it of the transactions contemplated hereby nor compliance by it with any provisions herein will (i) violate, contravene or result in any breach of any provision of its articles of incorporation or bylaws (or other similar governing documents), (ii) require it to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except (x) as may be required under the HSR Act and (y) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, (iii) violate or result in a breach by such NAR Party of any provision of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, Contract (including the Subject Agreements to which such NAR Party is a party), indenture or other instrument or obligation to which such NAR Party is a party or by which any of its assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such NAR Party or by which any of its assets are bound, except in the case of clauses (ii), (iii) and (iv) as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby. No vote of such NAR Party’s members or stockholders, as applicable, is necessary to approve this Agreement.

(d) Such NAR Party has not entered into any agreement or arrangement whereunder a broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement.

Section 2. Representations and Warranties of Acquiror and Merger Sub. Each of Acquiror and Merger Sub hereby, jointly and severally, represents and warrants to the Company, RealSelect and the NAR Parties as follows:

(a) Each of Acquiror and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and each of Acquiror and Merger Sub has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by each of Acquiror and Merger Sub and constitutes a valid and binding obligation of Acquiror and Merger Sub enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Agreement by Acquiror or Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by Acquiror or Merger Sub with any provisions herein will (i) violate, contravene or conflict with or result in any breach of any provision of the respective certificate of incorporation or bylaws (or other similar governing documents) of Acquiror or Merger Sub, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (x) as may be required under the HSR Act and (y) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, (iii) violate, conflict with or result in a breach of any provision of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, Contract, indenture or other instrument or obligation to which Acquiror or Merger Sub or any of their respective Subsidiaries is a party or by which Acquiror or any of its Subsidiaries or any of their respective assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Acquiror or any of its Subsidiaries or by which any of their respective assets are bound, except in the case of clauses (i), (iii) and (iv) as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby. No vote of Acquiror’s or Merger Sub’s stockholders is necessary to approve this Agreement or any of the transactions contemplated hereby.

Section 3. Representations and Warranties of the Company. Each of the Company and RealSelect represents and warrants to Acquiror, Merger Sub and the NAR Parties as follows:

(a) Each of the Company and RealSelect is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by the Company and RealSelect and constitutes a valid and binding obligation of the Company and RealSelect enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Agreement by the Company and RealSelect nor the consummation of the transactions contemplated hereby nor compliance by the Company and RealSelect with any provisions herein will (i) violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of the Company or RealSelect, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority, agency, commission, tribunal or body except (x) as may be required under the HSR Act, (y) compliance with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and (z) compliance with the applicable requirements of the NASDAQ Global Select Market, (iii) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a right or benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, Contract, indenture or other instrument or obligation to which the Company or any of its Subsidiaries (including RealSelect) is a party or by which any of their respective assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Liens on any asset of the Company or any of its Subsidiaries (including RealSelect) (other than Permitted Liens) or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries (including RealSelect) or by which any of their respective assets are bound. No vote of the Company’s stockholders or RealSelect’s stockholders is necessary to approve this Agreement or any of the transactions contemplated hereby.

Section 4. Consent. On behalf of itself and each of its Affiliates and related entities, each NAR Party hereby irrevocably: (a) consents, for purposes of the

Subject Agreements, to the “change in control” of the Company (including, for the sake of clarity, RealSelect) that will occur as a result of the consummation of the transactions contemplated by the Merger Agreement and (b) consents to the redemption of the Series A Preferred Shares to be effected immediately prior to the Effective Time of the Merger, and the replacement of the member of the board of directors elected by NAR (the “Transactions”).

Section 5. Further Assurances. Each NAR Party shall, upon the reasonable request of Acquiror or Merger Sub, execute and deliver any additional documents and take such further actions at the expense of Acquiror as may reasonably be deemed by Acquiror or Merger Sub to be necessary or desirable to carry out the provisions of this Agreement.

Section 6. Termination. Subject to the last sentence of this paragraph, this Agreement, and all rights and obligations of the parties hereunder shall terminate on (i) the date on which the Company announces a termination of the Merger Agreement pursuant to Section 8.01(h) or (ii) the date on which both the Company and the Acquiror publicly announce (including, without limitation, in filings made with the Securities and Exchange Commission) that the Merger Agreement has been terminated. Termination of this Agreement shall not relieve any party from liability for any breach hereof prior to such termination. This Section 6, Section 7, Section 9 and Section 10 hereof shall survive any termination of this Agreement.

Section 7. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

Section 8. Disclosure. No NAR Party shall issue any press release or make any other public statement with respect to the transactions contemplated by this Agreement and the Merger Agreement without the prior written consent of Acquiror (which shall not be unreasonably conditioned, withheld or delayed), except as may be required by applicable Law or the rules and regulations of any United States securities exchange. It is understood that NAR plans to issue, after the public announcement of the execution of the Merger Agreement, one or more communications solely to its members regarding the transactions under the Merger Agreement and the arrangements agreed with the Acquiror with respect to the operation of the realtor.com web site; and the Acquiror shall cooperate with NAR (including by promptly reviewing any proposed communication and providing any comments for consideration by NAR) to facilitate the prompt release of those communications.

Section 9. Operating Agreement Disputes.

(a) Notwithstanding the dispute resolution provisions contained in the Operating Agreement or any other agreement regarding the resolution of disputes among NAR, RIN, the Company and RealSelect, each of NAR, RIN, the Company and RealSelect:

(i) agrees to submit any dispute arising under the Operating Agreement after the date of this Agreement and before the Effective Time (a “Qualifying Dispute”) to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, to the United States District Court sitting in New Castle County in the State of Delaware;

(ii) agrees that it will not attempt to deny or defeat personal jurisdiction by motion or other request for leave from any such court, and that it will not bring any legal proceeding relating to a Qualifying Dispute in any court other than as provided in clause (i) above;

(iii) irrevocably and unconditionally waives any objection to the laying of venue of any legal proceeding relating to a Qualifying Dispute in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, in the United States District Court sitting in New Castle County in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum;

(iv) agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 10(a) shall be effective service of process for any proceeding relating to a Qualifying Dispute; provided that any such service of process, summons, notice or document directed to RealSelect may be sent by U.S. registered mail to the address shown in Section 10(a) for the Company and shall be effective service for any proceeding relating to a Qualifying Dispute; and

(v) if a decision is issued by a court having jurisdiction, to submit any appeals of such decision to the appellate court(s) having jurisdiction over appeals from decisions of such court.

(b) Each of the Company and RealSelect acknowledges and agrees that:

(i) NAR and RIN had no obligation to modify the dispute resolution procedures under the Operating Agreement but that NAR and RIN are willing to do so based upon the agreements reflected in clauses (x) and (y) of the next sentence,

(ii) such modification will provide comfort to the Acquiror and cause the Acquiror to enter into the Merger Agreement concurrently with the delivery of this Agreement,

(iii) the Company and its shareholders will derive considerable value from the consummation of the transactions contemplated by the Merger Agreement, which would not be possible without NAR’s and RIN’s agreements contained in this Section 9, and

(iv) the amounts reflected in the clauses (x) and (y) are fair and reasonable amounts in consideration of the accommodation being provided to the Company under this Section 9 and are not a penalty for a breach of the Operating Agreement, but rather represent compensation to NAR and RIN for agreeing to accept, and to deal with, the revised and more burdensome procedural process imposed under this Section 9 to address a breach of the Operating Agreement and the failure to achieve the closing of the transactions contemplated by the Merger Agreement that this provision was intended to facilitate.

Consequently, each of the Company and RealSelect desires to encourage such modification by agreeing, and does hereby agree:

(x) NAR and RIN shall be entitled to recover from the Company their expenses (including attorneys’ fees and expenses, the costs of experts and the costs of any appellate bond) associated with any such dispute in which a settlement is reached or in which either of NAR or RIN prevails, which amount shall be paid upon any such settlement or, if later, upon a final, non-appealable determination that NAR or RIN has prevailed, in either case together with interest at the rate of five percent per annum from the date such amount is due until paid in full, and

(y) in the event that NAR or RIN establish that they are permitted to terminate the Operating Agreement in respect of a claim for breach brought by NAR or RIN after the date of this Agreement but prior to the Effective Time (a “Qualifying Breach”), then, in addition to any remedies granted to NAR or RIN under the terms of the Operating Agreement and any associated agreements, the Company agrees to pay to NAR the sum of (I) its and RIN’s actual damages resulting from that breach plus (II) the sum of Twenty Million Dollars ($20,000,000.00).

The amount set forth in subclause (I) shall be paid only if there has been a final, non-appealable determination of such Qualifying Breach. The amount set forth in subclause (II) shall be paid only if there has been a final, non-appealable determination of such Qualifying Breach and the Merger Agreement has been terminated (as evidenced by a joint public announcement of the Company and the Acquiror). Any amount due under subclause (I) or (II) shall be paid, together with interest at the rate of five percent per annum from the date of that final, non-appealable determination until such amount is paid in full.

(c) For the avoidance of doubt, the provisions of this Section 9 shall not apply to any disputes arising or asserted after the Effective Time, which shall be subject to the dispute resolution provisions contained in the Operating Agreement or other applicable agreement regarding the resolution of disputes among NAR, RIN, the Company and RealSelect.

Section 10. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by a nationally recognized overnight courier service, such as Fedex (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to either of the NAR Parties, to:

National Association of REALTORS® 430 North Michigan Avenue – 10th Floor Chicago, Illinois 60611 Attention: Dale A. Stinton, Chief Executive Officer Email: dstinton@realtor.org with copies (which shall not constitute notice) to:

National Association of REALTORS® 430 North Michigan Avenue – 10th Floor Chicago, Illinois 60611
Attention:	Katherine Johnson, Senior Vice President and General Counsel
Email: kjohnson@realtor.org

and

Sidley Austin LLP One South Dearborn Street – Suite 3000 Chicago, Illinois 60603
Attention:	Richard W. Astle
Email: rastle@sidley.com

If to Acquiror or Merger Sub (or, after the Effective Time, the Company or RealSelect), to:

News Corporation

1211 Avenue of the Americas

New York, NY 10036

Attention: Bedi A. Singh, Chief Financial Officer

Email: bsingh@newscorp.com

Attention: Gerson Zweifach, General Counsel

Email: gzweifach@newscorp.com

Attention: Michael Bunder, Senior Vice President

Email: mbunder@newscorp.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY, 10036

Attention: Howard L. Ellin

Email: Howard.Ellin@skadden.com

Attention: Brandon Van Dyke

Email: Brandon.VanDyke@skadden.com

if to the Company or RealSelect (prior to the Effective Time), to:

Move, Inc.

30700 Russell Ranch Road

Westlake Village, CA 91362

Attention: James Caulfield, Executive Vice President and General Counsel

Email: jim.caulfield@move.com

with a copy (which shall not constitute notice) to:

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94087

Attention: Jennifer Fonner Fitchen

Email: jfitchen@cooley.com

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

(d) Entire Agreement. This Agreement (together with the Merger Agreement and any other documents and instruments referred to herein and therein) constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof. This Agreement is not intended and does not confer upon any Person other than the parties hereto any rights hereunder.

(e) Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f) Consent to Jurisdiction. Each of the parties hereto irrevocably (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding arising out of this Agreement or the transactions contemplated hereby in the chancery courts of the State of Delaware or in any Federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. Each of the NAR Parties, Acquiror, Merger Sub, the Company and RealSelect hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 10(a) shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(g) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. No such assignment shall relieve the assignor of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(i) Severability of Provisions. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

(j) Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Except as otherwise provided herein, including, for the avoidance of doubt, Section 6, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(k) Amendment. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of all of the parties.

(l) Binding Nature. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature whatsoever under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first written above.

NEWS CORPORATION

By:	/s/ Robert J. Thomson
Name:	Robert J. Thomson
Title:	Chief Executive Officer

MAGPIE MERGER SUB, INC.

By:	/s/ Robert J. Thomson
Name:	Robert J. Thomson
Title:	Chief Executive Officer

[Signature Page to Consent Agreement]

MOVE, INC.

By:	/s/ Steven H. Berkowitz
Name:	Steven H. Berkowitz
Title:	Chief Executive Officer

REALSELECT, INC.

By:	/s/ Steven H. Berkowitz
Name:	Steven H. Berkowitz
Title:	Chief Executive Officer

[Signature Page to Consent Agreement]

NATIONAL ASSOCIATION OF REALTORS®

By:	/s/ Dale A. Stinton
Name:	Dale A. Stinton
Title:	CEO

REALTORS® INFORMATION NETWORK, INC.

By:	/s/ Bob Goldberg
Name:	Bob Goldberg
Title:	CEO

[Signature Page to Consent Agreement]